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                           AIM TAX-EXEMPT FUNDS, INC.

                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND
                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                         AIM HIGH INCOME MUNICIPAL FUND

                     Supplement dated October 1, 1999 to the
             Statement of Additional Information dated July 29, 1999


The following is added after the heading "INVESTMENT PROGRAM AND
RESTRICTIONS-INVESTMENTS IN SECURITIES OWNED BY OFFICERS AND DIRECTORS" on page 20 of the Statement of Additional Information:

         "INVESTMENT IN OTHER INVESTMENT COMPANIES

                  Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund. With respect to a Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

         TEMPORARY DEFENSIVE INVESTMENTS

                  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see "Ratings of Securities" in this Statement of Additional Information."